JOLLEY MARKETING, INC.

                             1998 STOCK OPTION PLAN

Section  1.  Purpose;  Definitions.

     1.1     Purpose. The purpose of the Jolley Marketing, Inc. ("Company") 1998
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Stock  Option  Plan  ("Plan")  is  to  enable  the  Company  to offer to its key employees, officers, directors, consultants, advisors and sales representatives been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

     1.2     Definitions. For purposes of the Plan, the following terms shall be
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defined  as  set  forth  below:

     (a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

     (b)     "Board"  means  the  Board  of  Directors  of  the  Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

     (d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

     (e) "Common Stock" means the Common Stock of the Company, par value $.001 per share.

     (f) "Company" means Jolley Marketing, Inc., a corporation organized under the laws of the State of Nevada.

     (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 9, below, at the end of a specified deferral period.

     (h) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

     (i)  "Effective  Date"  means  the  date  set forth in Section 13.1, below.


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     (j)  "Employee"  means  any  employee,  director,  general partner, trustee
          (where the registrant is a business trust), officer or consultant or advisor.

     (k) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

     (l)  "Holder"  means  a  person  who  has  received an award under the Plan

     (m) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
          Section  422  of  the  Code.

     (n) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (o) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

     (p) "Other Stock-Based Award" means an award under Section 10, below, that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

     (q) "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

     (r) "Plan" means the Jolley Marketing, Inc. "1998" Stock Option Plan, as hereinafter amended from time to time.


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     (s)  "Restricted  Stock" means Stock, received under an award made pursuant to  Section  8,  below,  that  is  subject  to restrictions under said
          Section  8.

     (t) "SAR Value" means the excess of the Fair Market Value (on the exercise date) of the number of shares for which the Stock Appreciation Right is exercised over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option and purchase the relevant shares.

     (u) "Stock" means the Common Stock of the Company, par value $ .00 1 per share.

     (v) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the exercise price of the Stock Option.

     (w) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

     (x) "Stock Reload Option" means any option granted under Section 6.3, below, as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

     (y) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

Section  2.  Administration.

     2.1     Committee  Membership.  The Plan shall be administered by the Board
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or  a Committee. Committee members shall serve for such term as the Board may in each  case  determine, and shall be subject to removal at any time by the Board.

     2.2     Powers  of  Committee.The  Committee  shall  have  full  authority,
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subject  to  Section  4, below, to award, pursuant to the terms of the Plan: (i)
Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):


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     (a)  to  select  the  officers,  key  employees,  directors,  consultants, advisors and sales representatives of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock- Based Awards may from time to time be awarded hereunder.

     (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

     (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

     (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

     (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amount denominated in cash and of dividend equivalent on deferred amount denominated in Stock;

     (f) to determine the extent and circumstances under which Stock and other amount payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

     (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

     2.2     Powers  of  Committee.
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     (a)  Committee  Authority.  Subject  to  Sections  4  and  12,  below,  the
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          Committee  shall  have  the  authority to adopt, alter and repeal such administrative  rules,  guidelines and practices governing the Plan as


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          it  shall,  from  time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to
          Section 12, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

     (b)  Incentive  Stock  Options.  Anything  in  the  Plan  to  the  contrary
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          notwithstanding,  no  term  or  provision  of  the  Plan  relating  to
          Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section  3.  Stock  Subject  to  Plan.

3.1  Number  of  Shares. The total number of shares of Common Stock reserved and
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     available for distribution under the Plan shall be 1,000,000 shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other
     Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

3.2  Adjustment Upon Changes in Capitalization, Etc. In the event of any merger,
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     reorganization,  consolidation,  recapitalization,  dividend  (other than a cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, in the number of shares and Stock Appreciation Right price relating to Stock Appreciation Rights, and in the number of shares subject to, and in the related terms of, other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock, Reload Stock Options and Other Stock-Based Awards) granted under the Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of rights, provided that the number of shares subject to any award shall always be a whole number.


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Section  4.  Eligibility.

     Awards may be made or granted to key employees, officers, directors, consultants, advisors and sales representatives who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.



Section  5.  Required  Six-Month  Holding  Period.

     Any equity security issued under this Plan must be held and may not be sold prior to six months from the date of the grant of the related award, without the approval of the Company.

Section  6.  Stock  Options.

     6.1  Grant and Exercise. Stock Options granted under the Plan may be of two
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          types:  (i)  Incentive  Stock  Options  and  (ii)  Nonqualified  Stock
          Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options and which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option. An Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

     6.2  Terms  and  Conditions.Stock  Options  granted under the Plan shall be
          ----------------------
          subject  to  the  following  terms  and  conditions:

          (a)  Exercise  Price.The exercise price per share of Stock purchasable
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               under  an  Incentive  Stock  Option  shall  be  determined by the
               Committee at the time of grant and may not be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the


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               Fair  Market  Value of the Stock. The exercise price per share of
               Stock purchasable under any options granted that are not Incentive Stock Option, shall be determined by the Committee at the time of grants.

          (b)  Option Term.Subject to the limitations in Section 6.1, above, the
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               term  of  each  Stock  Option  shall  be  fixed by the Committee.

          (c)  Exercisability.Stock Options shall be exercisable at such time or
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               times  and  subject  to  such  terms  and  conditions as shall be determined by the Committee and as set forth in Section 11, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

          (d)  Method  of Exercise.Subject to whatever installment, exercise and
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               waiting  period  provisions  are applicable in a particular case,
               Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the day prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 9 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

          (e)  Transferability.Unless  otherwise determined by the Committee, no
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               Stock  Option  shall  be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder.


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          (f)  Termination  by  Reason  of Death.If a Holder's employment by the
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               Company  or a Subsidiary terminates by reason of death, any Stock
               Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g)  Termination  by  Reason of Disability.If a Holder's employment by
               -------------------------------------
               the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (h)  Other  Termination.Subject  to  the  provisions  of Section 14.3,
               ------------------
               below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder, is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

          (i)  Additional  Incentive  Stock  Option Limitation.In the case of an
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               Incentive  Stock Option, the aggregate Fair Market Value of Stock
               (determined at the time of grant of the Option) with respect to which Incentive Stock Options become exercisable by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

          (j)  Buyout  and  Settlement Provisions.The Committee may at any time,
               ----------------------------------
               in its sole discretion, offer to buyout a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.


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          (k)  Stock  Option  Agreement.  Each  grant of a Stock Option shall be
               ------------------------
               confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder.

     6.3  Stock  Reload  Option.The  Committee  may  also  grant  to  the Holder
          ---------------------
          (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Nonqualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Reload Option is related.

Section  7.  Stock  Appreciation  Rights.

     7.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Options under the Plan as a means of allowing such participants to exercise their Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

     7.2  Terms and Conditions.Stock Appreciation Rights shall be subject to the
          --------------------
          following  terms  and  conditions:

          (a)  Exercisability. Stock Appreciation Rights shall be exercisable as
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               determined  by  the  Committee  and  set  forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

          (b)  Termination. A Stock Appreciation Right shall terminate and shall
               -----------
               no longer be exercisable upon the termination or exercise of the related Stock Option.

          (c)  Method of Exercise.Stock Appreciation Rights shall be exercisable
               ------------------
               upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of Option Shares equal to the SAR Value divided by the exercise price of the Option.


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          (d)  Shares  Affected  Upon Plan. The granting of a Stock Appreciation
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               Rights  shall  not affect the number of shares of Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section  8.  Restricted  Stock.

     8.1. Grant.  Shares  of  Restricted Stock may be awarded either alone or in
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          addition  to  other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

     8.2  Terms  and Conditions. Each Restricted Stock award shall be subject to
          ---------------------
          the  following  terms  and  conditions:

          (a)  Certificates.Restricted  Stock,  when issued, will be represented
               ------------
               by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

          (b)  Rights  of  Holder.  Restricted Stock shall constitute issued and
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               outstanding  shares  of  Common Stock for all corporate purposes.
               The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody


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               of  the  stock  certificate  or  certificates  representing  the
               Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

          (c)  Vesting:  Forfeiture.  Upon  the  expiration  of  the Restriction
               --------------------
               Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to
               Section 11, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 11, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section  9.  Deferred  Stock.

     9.1  Grant.  Shares  of  Deferred  Stock  may be awarded either alone or in
          -----
          addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

     9.2  Terms  and  Conditions.  Each Deferred Stock award shall be subject to
          ----------------------
          the  following  terms  and  conditions:

          (a)  Certificates.  At  the  expiration of the Deferral Period (or the
               ------------
               Additional Deferral Period referred to in Section 9.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award,

          (b)  Rights  of  Holder.  A  person entitled to receive Deferred Stock
               ------------------
               shall not have any rights of a stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Stock. The shares of Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Stock to the Holder.

          (c)  Vesting:  Forfeiture.Upon  the  expiration of the Deferral Period
               --------------------
               with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

          (d)  Additional  Deferral  Period.A  Holder  may  request  to, and the
               ----------------------------
               Committee may at anytime, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

Section  10.  Other  Stock-Based  Awards.

     10.1 Grant  and  Exercise. Other Stock-Based Awards may be awarded, subject
          --------------------
          to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.

     10.2 Eligibility for Other Stock-Based Awards.The Committee shall determine
          -----------------------------------------
          the eligible persons to whom and the time or times at which grants of such other stock-based awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.

     10.3 Terms  and Conditions.Each Other Stock-Based Award shall be subject to
          ---------------------
          such terms and conditions as may be determined by the Committee and to
          Section  11,  below.

Section  11.  Accelerated  Vesting  and  Exercisability.

     If (i) any person or entity other than the Company and/or any stockholders of the Company as of the Effective Date acquire securities of the Company (in one or more transactions) having 25% or more of the total voting power of all the Company's securities then outstanding and (ii) the Board of Directors of the Company does not authorize or otherwise approve such acquisition, then, the vesting periods of any and all Options and other awards granted and outstanding under the Plan shall be accelerated and all such Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Stock subject to such Options and awards on the terms set forth in this Plan and the respective agreements respecting such Options and awards.

Section  12.  Amendment  and  Termination.

     Subject to Section 4 hereof, the Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.

Section  13.  Term  of  Plan.

          13.1 Effective  Date.  The  Plan  shall be effective as of December 9,
               ----------------
               1998.  ("Effective  Date").

          13.2 Termination Date. Unless terminated by the Board, this Plan shall
               -----------------
               continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten year period following the Effective Date.

Section  14.  General  Provisions.

          14.1 Written  Agreements.Each  award  granted  under the Plan shall be
               -------------------
               confirmed by, and shall be subject to any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

          14.2 Unfunded  Status  of  Plan.The  Plan is intended to constitute an
               --------------------------
               "unfounded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

     14.3     Employees.
              ----------

          (a)  Engaging  in Competition With the Company.In the event a Holder's
               -----------------------------------------
               employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within one year after in competition with, the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.


          (b)  Termination  for Cause.The Committee may, in the event a Holder's
               ----------------------
               employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

          (c)  No  Right  of  Employment.Nothing contained in the Plan or in any
               -------------------------
               award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

     14.4 Investment  Representations.The  Committee  may  require  each  person
          ---------------------------
          acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

     14.5 Additional  Incentive Arrangements.Nothing contained in the Plan shall
          ----------------------------------
          prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

     14.6 Withholding  Taxes.Not  later than the date as of which an amount must
          ------------------
          first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

     14.7 Governing  Law.The  Plan  and  all  awards  made  and  actions  taken
          --------------
          thereunder shall be governed by and construed in accordance with the laws of the State of Nevada (without regard to choice of law provisions).

     14.8 Other  Benefit  Plans.Any  award  granted  under the Plan shall not be
          ---------------------
          deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

     14.9 Non-Transferability.Except  as  otherwise  expressly  provided  in the
          -------------------
          Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

     14.10  Applicable  Laws. The obligations of the Company with respect to all
           -----------------
          Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as maybe required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

     14.11  Conflicts.If  any  of  the  terms  or  provisions  of the Plan or an
           -----------
          Agreement (with respect to Incentive Stock Options) conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Section 422 of the Code. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provision of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

     14.12  Non-Registered  Stock.  The  shares of Stock to be distributed under
           -----------------------
          this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange.

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June  20,  2002





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    158 E. 4500 So. 84107   P.O. Box 57857   Salt Lake City,   Utah 84157-0857
                                  801-268-2555

658  No. State    600  No. 630 West     455 No 1400 East      825  W  200 N
 P.O.  Box 358     P.O.  Box 278        P.O.  Box 1101        P.O.  Box 3450
Orem, Utah 84057  Layton, Utah 84041  St.George, Utah 84771  Logan, Utah 84323
 801-224-3450      801-544-1206          801-628-4246         801-752-2760